Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
1-800-Collect, Inc.                                                                     Delaware
3568695 Canada, Inc.                                                                     Canada
Access Network Services, Inc.                                                            Texas
Access Virginia, Inc.                                                                   Virginia
Advantage Company Limited                                                               Bermuda
ALD Communications, Inc.                                                               California
ANS Communications Europe Ltd.                                                             UK
ANS France S.A.R.L.                                                                      France
B.T.C. Real Estate Investments, Inc.                                                    Missouri
Baltimore License, Inc.                                                                 Delaware
BFC Communications, Inc.                                                                 Nevada
Big Networks Australia Pty Limited                                                     Australia
Bittel Telecommunications Corporation                                                  California
Brooks Fiber Communications of Arkansas, Inc.                                           Delaware
Brooks Fiber Communications of Bakersfield, Inc.                                        Delaware
Brooks Fiber Communications of Connecticut, Inc.                                        Delaware
Brooks Fiber Communications of Fresno, Inc.                                             Delaware
Brooks Fiber Communications of Idaho, Inc.                                              Delaware
Brooks Fiber Communications of Massachusetts, Inc.                                      Delaware
Brooks Fiber Communications of Michigan, Inc.                                           Michigan
Brooks Fiber Communications of Minnesota, Inc.                                          Delaware
Brooks Fiber Communications of Mississippi, Inc.                                        Delaware
Brooks Fiber Communications of Missouri, Inc.                                           Delaware
Brooks Fiber Communications of Nevada, Inc.                                             Delaware
Brooks Fiber Communications of New England, Inc.                                        Delaware
Brooks Fiber Communications of New Mexico, Inc.                                         Delaware
Brooks Fiber Communications of New York, Inc.                                           Delaware
Brooks Fiber Communications of Ohio, Inc.                                               Delaware
Brooks Fiber Communications of Oklahoma, Inc.                                           Delaware
Brooks Fiber Communications of Rhode Island, Inc.                                       Delaware
Brooks Fiber Communications of Sacramento, Inc.                                          Nevada
Brooks Fiber Communications of San Jose, Inc.                                            Nevada
Brooks Fiber Communications of Stockton, Inc.                                           Delaware
Brooks Fiber Communications of Tennessee, Inc.                                          Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
Brooks Fiber Communications of Texas, Inc.                                              Delaware
Brooks Fiber Communications of Tucson, Inc.                                             Delaware
Brooks Fiber Communications of Tulsa, Inc.                                              Delaware
Brooks Fiber Communications of Utah, Inc.                                               Delaware
Brooks Fiber Communications of Virginia, Inc.                                           Virginia
Brooks Fiber Communications-LD, Inc.                                                     Nevada
Brooks Fiber Properties, Inc.                                                           Delaware
BTC Finance Corp.                                                                       Delaware
BTC Transportation Corporation                                                          Delaware
Business Internet, Inc.                                                                 Delaware
CAI Wireless Systems, Inc.                                                            Connecticut
CC Wireless, Inc.                                                                       Delaware
Chenango Associates, Inc.                                                               New York
Chicago Fiber Optic Corporation                                                         Illinois
CMIST Pty Limited                                                                      Australia
CNS Information (S) Pte. Ltd.                                                          Singapore
Com Systems, Inc.                                                                      California
COM/NAV Realty Corp.                                                                    Delaware
Compuplex Incorporated                                                                    Ohio
Comunicaciones Racotec, S.A.                                                           Costa Rica
Corporacion ABC Internacional,S. de R.L. de C.V.                                         Mexico
Cross Country Telecommunications, Inc.                                                 New Jersey
Cross Country Wireless, Inc.                                                            Delaware
CS Network Services, Inc.                                                              California
CS Wireless Battle Creek, Inc.                                                          Delaware
CS Wireless Systems, Inc.                                                               Delaware
Debrant Limited                                                                       New Zealand
Digex, Incorporated (61.35%; 94.1% voting)                                              Delaware
E.L. Acquisition, Inc.                                                                  Delaware
Eastern New England TV, Inc.                                                            Delaware
Embratel Participacoes S.A. (19.35%; 49.8955% voting)                                    Brazil
Empresa Brasileira de Telecomunicacoes (98.75%)                                          Brazil
ESAG Holdings Participacoes S.A.                                                         Brazil
Express Communications, Inc.                                                             Nevada

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
Fibercom of Missouri, Inc.                                                              Missouri
FiberNet Rochester, Inc.                                                                Delaware
Fibernet, Inc.                                                                          Delaware
Financial Place Communications Company (99%/partnership)                                Illinois
Fox Court Nominees Limited                                                                 UK
Gemini Submarine Cable System (UK) Limited                                           United Kingdom
Gemini Submarine Cable System Limited (50%)                                             Bermuda
Gemini Submarine Cable System, Inc.                                                     Delaware
Guimar Holdings S.A.                                                                     Brazil
Healan Communications, Inc.                                                             Georgia
ICI Capital LLC                                                                         Delaware
IDB Communications Group Limited                                                     United Kingdom
IDB London Gateway Limited (50%)                                                     United Kingdom
INnet International N.V.                                                                Belgium
INnet Luxembourg S.A.                                                                  Luxembourg
INnet N.V.                                                                              Belgium
INnet Netherlands                                                                     Netherlands
Institutional Communications Company                                                    Virginia
Intelligent Investment Partners, Inc.                                                   Delaware
Intermedia Capital, Inc.                                                                Delaware
Intermedia Communications Inc.                                                          Delaware
Intermedia Communications of Virginia, Inc.                                             Virginia
Intermedia Investment, Inc.                                                             Delaware
Intermedia Licensing Company                                                            Delaware
Intermedia Services LLC                                                                 Delaware
Internet Connect Centre B.V.                                                          Netherlands
InterNLnet B.V.  (50%)                                                                Netherlands
J.B. Telecom, Inc.                                                                      Missouri
Jones Lightwave of Denver, Inc.                                                         Colorado
M.K. International SA                                                                    France
Marconi Telegraph Cable Company, Inc.                                                   New York
McCourt Cable and Communications Limited                                             United Kingdom
MCI (CIS) LLC                                                                            Russia
MCI Bolivian Investments Company S.A.                                                   Bolivia

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
MCI Canada, Inc.                                                                        Delaware
MCI Communications Corporation                                                          Delaware
MCI Employee Services, Inc.                                                             Delaware
MCI Equipment Acquisition Corporation                                                   Delaware
MCI Finance Limited                                                                  United Kingdom
MCI Galaxy III Transponder Leasing, Inc.                                                Delaware
MCI Global Access Corporation                                                           New York
MCI Global Support Corporation                                                          Delaware
MCI Internacional Guatemala, Sociedad Anonima                                        Guatemala City
MCI International (Argentina) S.A.                                                     Argentina
MCI International (Belgium) S.A./N.V.                                                   Belgium
MCI International (Chile) S.A.                                                           Chile
MCI International (Columbia) Ltda.                                                      Columbia
MCI International (France) S.A.R.L.                                                      France
MCI International (Ireland) Limited                                                     Ireland
MCI International (Italy) S.R.L.                                                         Italy
MCI International (Japan) Co., Ltd.                                                      Japan
MCI International (Portugal) Telecomunicacoes, Lda.                                     Portugal
MCI International (Sweden) AB                                                            Sweden
MCI International Panama, S.A.                                                           Panama
MCI International Services, L.L.C.                                                      Delaware
MCI International Telecommunications Corporation                                        Delaware
MCI International Telecomunicacoes do Brasil Ltda.                                       Brazil
MCI International, Inc.                                                                 Delaware
MCI Investments Holdings, Inc.                                                          Delaware
MCI Management Services, Inc.                                                           Delaware
MCI Network Technologies, Inc.                                                          Delaware
MCI Omega Properties, Inc.                                                              Delaware
MCI Payroll Services, LLC                                                               Delaware
MCI Research, Inc.                                                                      Delaware
MCI Solutions Telecomunicacoes Ltda.                                                     Brazil
MCI Systemhouse L.L.C.                                                                  Delaware
MCI Telecommunications (Israel) Ltd.                                                     Israel
MCI Telecommunications (South Africa) (Proprietary) Limited                           South Africa

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
MCI Telecommunications Ltd                                                           United Kingdom
MCI Transcon Corporation                                                                Delaware
MCI Wireless, Inc.                                                                      Delaware
MCI WorldCom (Ireland) Limited                                                          Ireland
MCI WorldCom (Spain), S.A.                                                               Spain
MCI WorldCom A.G.                                                                     Switzerland
MCI WorldCom AS                                                                          Norway
MCI WorldCom Asia Pacific Limited                                                    Cayman Islands
MCI WorldCom Asia Pte. Limited                                                         Singapore
MCI WorldCom Australia Pty Limited                                                     Australia
MCI WorldCom B.V.                                                                     Netherlands
MCI WORLDCOM Brands, L.L.C.                                                             Delaware
MCI WORLDCOM Brazil LLC                                                                 Delaware
MCI WORLDCOM Brooks Telecom, LLC                                                        Delaware
MCI WORLDCOM Capital Management Corporation                                             Delaware
MCI WORLDCOM Capital Management Partners                                                Delaware
MCI WorldCom Communications (Ireland) Limited                                           Ireland
MCI WorldCom Communications Japan Ltd.                                                   Japan
MCI WORLDCOM Communications of Virginia, Inc.                                           Virginia
MCI WORLDCOM Communications, Inc.                                                       Delaware
MCI WorldCom Deutschland GmbH                                                           Germany
MCI WORLDCOM Financial Management Corporation                                           Delaware
MCI WorldCom Finland Oy                                                                 Finland
MCI WORLDCOM Global Networks U.S., Inc.                                                 Delaware
MCI WorldCom Holding B.V.                                                             Netherlands
MCI WorldCom Holding France                                                              France
MCI WorldCom India Private Limited                                                       India
MCI Worldcom International (Hungary) Telecommunications Ltd.                            Hungary
MCI WORLDCOM International, Inc.                                                        Delaware
MCI WorldCom Japan Limited                                                               Japan
MCI WorldCom Korea Limited                                                               Korea
MCI WorldCom Limited                                                                 United Kingdom
MCI WorldCom Malaysia SDN.BHD                                                           Malaysia
MCI WorldCom Management Company, Inc.                                                   Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
MCI WORLDCOM MFS Telecom, LLC                                                           Delaware
MCI WORLDCOM Network Services of Virginia, Inc.                                         Virginia
MCI WORLDCOM Network Services, Inc.                                                     Delaware
MCI WorldCom New Zealand Limited                                                      New Zealand
MCI WorldCom Peru SRL                                                                     Peru
MCI WorldCom Philippines, Inc.                                                        Philippines
MCI WORLDCOM Receivables Corporation                                                    Delaware
MCI WorldCom S.A.                                                                        France
MCI WorldCom S.p.A.                                                                      Italy
MCI WORLDCOM Synergies Management Company, Inc. (89.5%)                                 Delaware
MCI WorldCom Taiwan Co. Ltd.                                                          Taiwan, ROC
MCI WorldCom Telecommunication Services Austria Gesellschaft m.b.H.                     Austria
MCI WorldCom Telecommunications  (Hellas) Single-Member Limited Liability Company        Greece
MCI WorldCom Telecommunications (Czech Republic), s.r.o.                             Czech Republic
MCI WorldPhone Limited                                                               United Kingdom
MCI/OTI Corporation                                                                     Delaware
MCI-CIS                                                                                  Russia
MCImetro Access Transmission Services LLC                                               Delaware
MCImetro Access Transmission Services of Virginia, Inc.                                 Virginia
MEDUSA Beteiligungsverwaltungs-Gesellschaft Nr. 32 mbH                                  Germany
Metrex Corporation                                                                      Georgia
Metropolitan Fiber Systems of Alabama, Inc.                                             Delaware
Metropolitan Fiber Systems of Arizona, Inc.                                             Delaware
Metropolitan Fiber Systems of Baltimore, Inc.                                           Delaware
Metropolitan Fiber Systems of California, Inc.                                          Delaware
Metropolitan Fiber Systems of Columbus, Inc.                                            Delaware
Metropolitan Fiber Systems of Connecticut, Inc.                                         Delaware
Metropolitan Fiber Systems of Dallas, Inc.                                              Delaware
Metropolitan Fiber Systems of Delaware, Inc.                                            Delaware
Metropolitan Fiber Systems of Denver, Inc.                                              Delaware
Metropolitan Fiber Systems of Detroit, Inc.                                             Delaware
Metropolitan Fiber Systems of Florida, Inc.                                             Delaware
Metropolitan Fiber Systems of Hawaii, Inc.                                              Delaware
Metropolitan Fiber Systems of Houston, Inc.                                             Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
Metropolitan Fiber Systems of Indianapolis, Inc.                                        Delaware
Metropolitan Fiber Systems of Iowa, Inc.                                                Delaware
Metropolitan Fiber Systems of Kansas City, Missouri, Inc.                               Missouri
Metropolitan Fiber Systems of Kansas, Inc.                                              Delaware
Metropolitan Fiber Systems of Kentucky, Inc.                                            Delaware
Metropolitan Fiber Systems of Massachusetts, Inc.                                       Delaware
Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.                                Delaware
Metropolitan Fiber Systems of Nebraska, Inc.                                            Delaware
Metropolitan Fiber Systems of Nevada, Inc.                                              Delaware
Metropolitan Fiber Systems of New Hampshire, Inc.                                    New Hampshire
Metropolitan Fiber Systems of New Jersey, Inc.                                          Delaware
Metropolitan Fiber Systems of New Orleans, Inc.                                         Delaware
Metropolitan Fiber Systems of New York, Inc.                                            Delaware
Metropolitan Fiber Systems of North Carolina, Inc.                                      Delaware
Metropolitan Fiber Systems of Ohio, Inc.                                                Delaware
Metropolitan Fiber Systems of Oklahoma, Inc.                                            Delaware
Metropolitan Fiber Systems of Oregon, Inc.                                              Delaware
Metropolitan Fiber Systems of Philadelphia, Inc.                                        Delaware
Metropolitan Fiber Systems of Pittsburgh, Inc.                                          Delaware
Metropolitan Fiber Systems of Rhode Island, Inc.                                        Delaware
Metropolitan Fiber Systems of Seattle, Inc.                                             Delaware
Metropolitan Fiber Systems of St. Louis, Inc.                                           Missouri
Metropolitan Fiber Systems of Tennessee, Inc.                                           Delaware
Metropolitan Fiber Systems of Virginia, Inc.                                            Delaware
Metropolitan Fiber Systems of Wisconsin, Inc.                                           Delaware
Metropolitan Fiber Systems/McCourt, Inc.                                                Delaware
MFS CableCo U.S., Inc.                                                                  Delaware
MFS Communications of Canada, Inc.                                                       Canada
MFS Communications SA                                                                    France
MFS Datanet, Inc.                                                                       Delaware
MFS Foreign Personnel, Inc.                                                            California
MFS Globenet, Inc.                                                                      Delaware
MFS International Holdings, L.L.C.                                                      Delaware
MFS Network Technology Ltd                                                           United Kingdom

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
MFS Telecom, Inc.                                                                       Delaware
MFS Telephone of Missouri, Inc.                                                         Missouri
MFS Telephone of New Hampshire, Inc.                                                 New Hampshire
MFS Telephone of Virginia, Inc.                                                         Virginia
MFS Telephone, Inc.                                                                     Delaware
MFS/C-TEC                                                                              New Jersey
MFSA Holding, Inc.                                                                      Delaware
Military Communications Center, Inc.                                                    Delaware
MK International A/S                                                                    Denmark
MK International AS                                                                      Norway
MK International Limited (New Zealand)                                                New Zealand
MK International Ltd                                                                 United Kingdom
MK International Project Management Pte Limited                                        Singapore
MK International Project Management Pty Limited                                        Australia
MK International Project Management S.L.                                                 Spain
MK International Projekt Menedzsment Kft.                                               Hungary
MK International S.A.                                                                  Luxembourg
MK International S.r.l.                                                                  Italy
MK International s.r.o                                                               Czech Republic
MK International Sp. z o.o.                                                              Poland
MK International Telekommunikationsgesellschaf m.b.H.                                   Austria
MKI Cellular Limited                                                                 United Kingdom
MKI GmbH                                                                                Germany
MKI Project Management Private Limited                                                   India
MKI Taiwan Limited                                                                       Taiwan
MKIP - Gestao de Projectos, Lda                                                         Portugal
MobileComm Europe Inc.                                                                  Delaware
Mtel (UK) Limited                                                                          UK
Mtel American Radiodetermination Corporation                                            Delaware
Mtel Asia, Inc.                                                                         Delaware
Mtel Cellular, Inc.                                                                     Delaware
Mtel Chile S.A.                                                                          Chile
Mtel China, Inc.                                                                       British VI
Mtel del Ecuador S.A.                                                                   Ecuador

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
Mtel Digital Services, Inc.                                                             Delaware
Mtel Dominicana, S.A. (50%)                                                        Dominican Republic
Mtel Guatemala S.A. (50%)                                                              Guatemala
Mtel International, Inc.                                                                Delaware
Mtel Latin America, Inc.                                                                Delaware
Mtel Microwave, Inc.                                                                    Delaware
Mtel Service Corporation                                                                Delaware
Mtel Space Technologies Corporation                                                     Delaware
Mtel Technologies, Inc.                                                                 Delaware
Mtel Uruguay S.A.                                                                       Uruguay
N.C.S. Equipment Corporation                                                            New York
N.V. WorldCom S.A. (50%)                                                                Belgium
National Telecommunications of Florida, Inc.                                            Delaware
NET TV Australia Pty Limited                                                           Australia
Netwave Systems, Inc.                                                                  Louisiana
networkMCI, Inc.                                                                        Delaware
New England Fiber Communications L.L.C.                                                 Delaware
Northeast Networks, Inc.                                                                Delaware
Nova Cellular Co.                                                                       Illinois
NTC, Inc.                                                                               Delaware
Nubal S.A.                                                                              Uruguay
Overseas Telecommunications, Inc.                                                       Delaware
OzEmail Fax Investments Pty Limited                                                    Australia
OzEmail Pty Limited                                                                    Australia
Power Up Pty Limited                                                                   Australia
Proceda Tecnologia e Informatica, S.A.                                                   Brazil
PT MCI WorldCom Indonesia                                                              Indonesia
SE Network Access Pty Limited                                                          Australia
Shared Technologies Fairchild Communications Corporation                                Delaware
Shared Technologies Fairchild Telecom, Inc.                                             Delaware
Shared Technologies Fairchild, Inc.                                                     Delaware
SkyTel Communications, Inc.                                                             Delaware
SkyTel Corp.                                                                            Delaware
SkyTel Panama                                                                            Panama

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
SkyTel Payroll Services, LLC                                                            Delaware
SkyTel Telecomunicaciones Argentina, S.A.                                              Argentina
Southern Wireless Video, Inc.                                                           Delaware
Southernnet of South Carolina, Inc.                                                  South Carolina
Southernnet Systems, Inc.                                                               Virginia
Southernnet, Inc.                                                                       Georgia
Springfield License, Inc.                                                               Delaware
Startel-Participacoes Ltda.                                                              Brazil
Telecom*USA, Inc.                                                                       Delaware
Telecomunicaciones SkyTel C.A.                                                         Venezuela
Teleconnect Company                                                                       Iowa
Teleconnect Long Distance Services & Systems Co.                                          Iowa
Telefonica Pan Americana MCI de Panama, S.A.                                          Panama City
Telefonica Pan Americana MCI, BV                                                      Netherlands
TelQuest Satellite Services LLC (56.68%)                                                Delaware
Tenant Network Services, Inc.                                                          California
The Public IP Exchange Limited                                                             UK
TMC Communications, Inc.                                                               California
TransCall America, Inc.                                                                 Georgia
Tru Vision Wireless, Inc.                                                               Delaware
Tru Vision-Flippin, Inc.                                                                Delaware
TTI National, Inc.                                                                      Delaware
Unipalm Group plc                                                                          UK
Unipalm Limited                                                                            UK
UUNET ApS                                                                               Denmark
UUNET Argentina S.R.L.                                                                 Argentina
UUNET Australia Limited                                                                 Delaware
UUNET Austria GmbH                                                                      Austria
UUNET Brasil Ltda                                                                        Brazil
UUNET Caribbean, Inc.                                                                   Delaware
UUNET Caribbean, Inc.                                                                   Barbados
UUNET Czech, s.r.o.                                                                  Czech Republic
UUNET Deutschland GmbH                                                                  Germany
UUNET Development B.V.                                                                Netherlands

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
UUNET Equipment Singapore Pte. Ltd.                                                    Singapore
UUNET European Operations Center B.V.                                                 Netherlands
UUNET Finland Oy                                                                        Finland
UUNET France S.A.                                                                        France
UUNET Hellas EPE                                                                         Greece
UUNET Holding B.V.                                                                    Netherlands
UUNET Holdings Australia Pty Ltd.                                                      Australia
UUNET Holdings Corp.                                                                    Delaware
UUNET Holdings GmbH                                                                     Germany
UUNET Hong Kong Limited                                                                Hong Kong
UUNET Hungary Kft                                                                       Hungary
UUNET International (Chile) Limitada                                                     Chile
UUNET International Ltd.                                                                Delaware
UUNET International Panama, S.A.                                                         Panama
UUNET Ireland Limited                                                                   Ireland
UUNET Israel Internet Service Provider Ltd.                                              Israel
UUNET Italia S.R.L.                                                                      Italy
UUNET Japan Ltd.                                                                        Delaware
UUNET Japan, Inc.                                                                        Japan
UUNET Korea Chusik Hosea                                                                 Korea
UUNET Malaysia Sdn. Bhd.                                                                Malaysia
UUNET Mexico, S. de R. L. de C.V.                                                        Mexico
UUNET Norway AS                                                                          Norway
UUNET Payroll Services, LLC                                                             Delaware
UUNET Peru S.R.L.                                                                         Peru
UUNET Pipex B.V.                                                                      Netherlands
UUNET Pipex Belgium, N.V.                                                               Belgium
UUNET Polska Sp. z o.o.                                                                  Poland
UUNET Portugal Sociedade Unipessoal Lda                                                 Portugal
UUNET SA Pty Limited                                                                  South Africa
UUNET Schweiz GmbH                                                                    Switzerland
UUNET Services Amsterdam B.V.                                                         Netherlands
UUNET Services B.V.                                                                   Netherlands
UUNET Singapore Pte. Ltd.                                                              Singapore

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
UUNET Sweden AB                                                                          Sweden
UUNET Taiwan Ltd.                                                                        Taiwan
UUNET Technologies, Inc.                                                                Delaware
UUNET Venezuela C.A.                                                                   Venezuela
UUNET Vostok OOO                                                                   Russian Federation
UUSociedad Espanola de Servicios de Internet, UUNET, S.L.                                Spain
Valley Wireless Cable, Inc.                                                            California
Virginia Metrotel, Inc.                                                                 Virginia
Voyager NZ Limited                                                                    New Zealand
Western Business Network, Inc.                                                         California
Wireless Enterprises LLC                                                                Delaware
Wireless One of Bryan, Texas, Inc. (80%)                                                Delaware
Wireless One of North Carolina, L.L.C. (50%)                                            Delaware
Wireless One PCS, Inc.                                                                  Delaware
Wireless One, Inc.                                                                      Delaware
Wireless Video Enhanced Services                                                       California
Wireless Video Enterprises, Inc.                                                       California
Wireless Video Services                                                                California
WorldCom Advanced Network International Pty Limited                                    Australia
WorldCom Advanced Networks AG                                                         Switzerland
WorldCom Advanced Networks Consulting Limited                                              UK
WorldCom Advanced Networks Limited                                                         UK
WorldCom Aktiebolag                                                                      Sweden
WorldCom Broadband Solutions, Inc.                                                      Delaware
WorldCom Canada Ltd.                                                                     Canada
WorldCom Caribbean, Inc.                                                                New York
WorldCom Colombia S.A.                                                                  Colombia
WorldCom Communications GmbH                                                            Germany
WorldCom de Venezuela, S.A.                                                            Venezuela
WorldCom Development S.A.                                                               Belgium
WorldCom East, Inc.                                                                     Delaware
WorldCom Egypt LLC                                                                       Egypt
WorldCom ETC, Inc. (fka MCI Transponder Leasing, Inc.)                                  Delaware
WorldCom Federal Systems, Inc.                                                          Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                                    JURISDICTION OF
NAME OF COMPANY(2)                                                                   INCORPORATION
------------------                                                                   -------------
WorldCom Funding Corporation                                                            Delaware
WorldCom Global Networks Limited                                                        Bermuda
WorldCom Holding (Hong Kong) Limited                                                   Hong Kong
WorldCom ICC, Inc.                                                                      Delaware
WorldCom International Data Services, Inc.                                              Delaware
WorldCom International El Salvador, S.A. de C.V.                                      El Salvador
WorldCom International Internet and Telecommunication Services LLC                       Turkey
WorldCom International Mobile Services LLC                                              Delaware
WorldCom International Mobile Services, Inc.                                            Delaware
WorldCom International, Inc.                                                            Delaware
WorldCom Network Services Asia, Inc.                                                     Korea
WorldCom Northern Limited                                                            United Kingdom
WorldCom Overseas Holdings, Inc.                                                        Delaware
WorldCom Payroll Services, LLC                                                          Delaware
WorldCom Purchasing, LLC                                                                Delaware
WorldCom Switzerland LLC                                                                Delaware
WorldCom Telecommunications A/S                                                         Denmark
WorldCom Ventures, Inc.                                                                 Delaware
WorldCom West Indies Limited                                                       Trinidad & Tobago
WorldCom Wireless (UK) Limited                                                       United Kingdom
WorldCom Wireless, Inc.                                                                 Arizona
WorldCom, Inc. (Parent)                                                                 Georgia

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.